Prospectus supplement dated June 1, 2017
to the following prospectus(es):
America's Horizon Annuity, Schwab Custom Solutions Variable Annuity, NLIC Options Plus, NLIC Options Premier, Special Product (NLIC), Survivor Options Elite (NLIC), Survivor Options Plus (NLIC), Survivor Options Premier (NLIC), Survivor Options Premier (NLAIC), Options Premier (NLAIC), Options VL (NLAIC), and Survivor Options VL (NLAIC)
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective June 5, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Janus Aspen Series - Balanced Portfolio: Service Shares	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Aspen Series - Forty Portfolio: Service Shares	Janus Henderson VIT Forty Portfolio: Service Shares
Janus Aspen Series - Global Technology Portfolio: Service Shares	Janus Henderson VIT Global Technology Portfolio: Service Shares
Janus Aspen Series - Overseas Portfolio: Service Shares	Janus Henderson VIT Overseas Portfolio: Service Shares
GWP-0670